ATTACHMENTS FOR N-SAR SUB-ITEM 77Q1(a)
6/30/05 FYE FUNDS FOR THE PERIOD BEGINNING 7/1/04 AND ENDING 6/30/05

JPMorgan Trust II


Certificate of Trust dated November 12, 2004 is incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment
No. 69 (filed February 18, 2005) to Registrants Registration
 Statement on Form N-1A (Accession Number 001193125-05-132881).


Declaration of Trust dated November 5, 2004 is incorporated by reference to Exhibit (a)(2) to Post-Effective Amendment No. 69
(filed February 18, 2005) to Registrants Registration Statement on Form N-1A (Accession Number 001193125-05-132881).

Amended
Schedule
B, dated May 13, 2005, to the Declaration of Trust dated November 5,
 2004
 (Accession
 Number 0001193125-05-108865).

By-Laws dated November 5, 2004 is
 incorporated
 by reference
to Exhibit (b) to Post-Effective Amendment No. 70 (filed February 18,
2005)
to Registrants
 Registration Statement on Form N-1A (Accession Number 000119312-05-
032909) .






ATTACHMENTS FOR N-SAR SUB-ITEM 77Q1(d)
6/30/05 FYE FUNDS FOR THE PERIOD BEGINNING 7/1/04 AND ENDING 6/30/05

JPMorgan Trust II

Rights of shareholders described in documents listed in Item 77Q1(a) above.

Multiple Class Plan for JPMorgan Trust II, as Amended and Restated as of
 May 13,
 2005
 (Accession Number 0001193125-05-108865).

ATTACHMENTS FOR N-SAR SUB-ITEM 77Q1(e)
6/30/05 FYE FUNDS FOR THE PERIOD BEGINNING 7/1/04 AND ENDING 6/30/05

JPMorgan Trust II

Amended and Restated Investment Advisory Agreement dated as of August 12,
2004
between
 Registrant and Banc One Investment Advisors Corporation (renamed JPMorgan Investment
Advisors Inc. as of February 19, 2005) is incorporated by reference to Exhibit (d)(1)

to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrants Registration
 Statement on Form N-1A (Accession Number 0001193125-04-179370).

Revised
 Schedule A dated
as of September 30, 2004 to the Amended and Restated Investment Advisory
 Agreement between
Registrant and Banc One Investment Advisors Corporation (renamed JPMorgan
 Investment Advisors
 Inc. as of February 19, 2005) is incorporated by reference to Exhibit
(d)(2) to
 Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrants Registration
 Statement on Form N-1A (Accession Number 0001193125-04-179370).

Amended
 and Restated
Sub-Investment Advisory Agreement dated as of August 18, 2004 between
Banc
 One Investment
 Advisors Corporation (renamed JPMorgan Investment Advisors Inc. as of
February
19, 2005)
 and Banc One High Yield Partners, LLC (renamed JPMorgan High Yield
Partners
 LLC as of
February 19, 2005) with respect to the High Yield Bond Fund is incorporated by reference
to Exhibit (d)(3) to Post-Effective Amendment No. 68 (filed October 27, 2004) to Registrants
Registration Statement on Form N-1A (Accession Number 0001193125-04-179370).


Amended and
 Restated Sub-Investment Advisory Agreement, dated as of August 18, 2004 between Banc One
Investment Advisors Corporation (renamed JPMorgan Investment Advisors Inc.
as of February
19, 2005) and Banc One High Yield Partners, LLC (renamed JPMorgan High Yield
 Partners LLC
as of February 19, 2005) with respect to Income Bond Fund is incorporated by reference to
Exhibit (d)(4) to Post-Effective Amendment No. 68 (filed October 27,
 2004) to Registrants
 Registration Statement on Form N-1A (Accession Number 0001193125-04-179370).


Investment
Advisory Agreement dated as of September 30, 2004 by and between Registrant and Security
Capital Research and Management Incorporated with respect to the U. S. Real
 Estate Fund
is incorporated by reference to Exhibit (d)(5) to Post-Effective
 Amendment No. 68
(filed October 27, 2004) to Registrants Registration Statement on
Form N-1A
 (Accession Number 0001193125-04-179370).

Investment Advisory Agreement
made as
 of August 12, 2004 between Registrant and J.P. Morgan Investment
Management Inc.
 with respect to International Equity Index Fund is incorporated by reference to
Exhibit (d)(6) to Post-Effective Amendment No. 68 (filed October 27, 2004) to
 Registrants Registration Statement on Form N-1A (Accession Number 0001193125-04-179370).


ATTACHMENTS FOR N-SAR SUB-ITEM 77Q1(g)
6/30/05 FYE FUNDS FOR THE PERIOD BEGINNING 7/1/04 AND ENDING 6/30/05

JPMorgan Trust II

Form of Agreement and Plan of Reorganization and Redomiciliation filed with Definitive 14A proxy statement for One Group Mutual Funds (predecessor to the Trust)
 on November 16, 2004 (Accession Number 0001193125-04-198384). Incorporated by
 reference into this N-SAR.

Form of Agreement and Plan of Reorganization filed with the Registration Statement for One Group Mutual Funds (predecessor to the Trust) on Form N-14 on
 September 30, 2004
 (Accession Number 0001104659-04-029023). Incorporated by reference into this N-SAR.

 ATTACHMENTS FOR N-SAR SUB-ITEM 77Q1
12/31/04 FYE FUNDS FOR THE PERIOD BEGINNING 1/1/05 AND ENDING 6/30/05

JPMorgan Series Trust II

No attachments

Legal/AveryMaher/NSAR Sub-Item 77Q1 attachments 6-05